EXHIBIT 24


                        POWER OF ATTORNEY



  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, Ltd., does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 30th day of January, 1998.


_______________________
Neil G. Bluhm              President and Director


_______________________
Judd D. Malkin             Chairman and  Chief Financial Officer


_______________________
A. Lee Sacks               Director of General Partner


_______________________
Stuart C. Nathan           Executive Vice President
                           Director of General Partner


  The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers and/or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997 and any and all amendments thereto, the 30th day of January, 1998.



                               ------------------------------
                           Gary Nickele


                                                                ---
---------------------------
                               Gailen J. Hull



                               ------------------------------
                               Dennis M. Quinn
                                                  EXHIBIT 24


                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, Ltd., does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 30th day of January 1998.



_____________________________________
H. Rigel Barber                         Chief Executive Officer


_____________________________________
Glenn E. Emig                           Chief Operating Officer


     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997 and any and all amendments thereto, the 30th day of January 1998.


               ---------------------------------------------
                         Gary Nickele


               ---------------------------------------------
                         Gailen J. Hull


               ---------------------------------------------
                         Dennis M. Quinn